July 12, 2001

                         SUPPLEMENT TO THE PROSPECTUS OF
                          PIONEER LARGE-CAP VALUE FUND
                             DATED DECEMBER 22, 2000



The following supplements the corresponding section of the prospectus. Please refer to the prospectus for the full text of the supplemented section.

MANAGEMENT

PORTFOLIO MANAGER

Effective July 2, 2001, the fund's portfolio is managed by a team of portfolio managers and analysts. Stock selection is the responsibility of Pioneer's Global Research Team. The team uses fundamental research on companies to make buy and sell recommendations on stocks. Pioneer's Quantitative Team coordinates the team effort, reviews the fund's investment strategy and monitors the portfolio, including the risk level of the portfolio. The analysts and portfolio managers involved with the fund meet regularly to discuss those recommendations, portfolio positioning and implementation strategies. They provide research and investment management for the fund and for other Pioneer mutual funds investing in equities.

The team draws upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited, based in Dublin, Ireland. Members of the Global Research Team are located in Dublin.





















                                                                   10442-00-0701
                                             (c) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds